Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of GreenLight Biosciences Holdings, PBC (the “Company”) for the period ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned President, Chief Executive Officer Chief Financial Officer and Chief Accounting Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	/s/ Andrey J. Zarur		/s/ Susan Keefe
	Andrey J. Zarur		Susan Keefe

	President and Chief Executive Officer		Chief Financial Officer and Interim Chief Accounting Officer

Date:	June 1, 2022	Date:	June 1, 2022